EXHIBIT 4


                                                                 EXECUTION COPY
                      AMENDMENT No. 2 dated as of  September  26,  2000,  to the
                           REVOLVING CREDIT AND COMPETITIVE ADVANCE FACILITY AGREEMENT dated as of February 4, 1997 (the "Credit Agreement"), among CROWN CORK & SEAL COMPANY, INC., a Pennsylvania corporation ("CCSC"), the financial institutions listed on Schedule 2.01 (the "Lenders"), THE CHASE MANHATTAN BANK , as Administrative Agent, SOCIETE GENERAL, as Documentation Agent and BANK OF AMERICA ILLINOIS, as Syndication Agent.

           A. CCSC has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

           B. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

           C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

           SECTION  1.  Amendments  to  Section  1.01.  (a)  The  definition  of
                        ------------------------------
"Applicable  Percentage"  in  Section  1.01 of the  Credit  Agreement  is hereby
 ----------------------
deleted and restated in its entirety as follows:

           "Applicable Percentage" shall mean as of any date (i) with respect to
            ---------------------
         the Facility Fees, the applicable percentage set forth below under the caption "Facility Fee Percentage", (ii) with respect to any Eurocurrency Loan (other than a Eurocurrency Competitive Loan), the applicable percentage set forth below under the caption "Eurocurrency Spread" and (iii) with respect to any ABR Loan, the applicable percentage set forth below under the caption "ABR Spread", in each case based upon the ratings by S&P and Moody's, respectively, applicable on such date to the Index Debt:


                                          Eurocurrency   Facility Fee    ABR
                                             Spread       Percentage    Spread
                                             ------       ----------    ------

Category 1
----------
Rating from S&P of BBB- or better             0.850%         0.150%      0%
AND rating from Moody of Baa3 or better
===

Category 2
----------
Either (a) rating from S&P of BBB- or         1.050%         0.200%      0.050%
better and a rating from Moody of Ba1
OR
==
(b) rating from Moody of Baa3 or better
and a rating from S&P of BB+

Category 3
----------
Any rating other than as set forth
in Category 1 or 2                            1.250%         0.250%      0.250%

For purposes of the foregoing, if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if each such rating agency shall cease to be in the business of rating corporate debt obligations, CCSC and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the non-availability of ratings from such rating agencies and, pending the effectiveness of any such amendment, the Applicable Percentage most recently in effect shall continue in effect.

                  (b) The definition of "EBIT" in Section 1.01 of the Credit Agreement is hereby Amended by changing the period at the end of the definition to a comma and adding the additional following clauses:

         plus
         ----
                  (d) for any period of four consecutive Fiscal Quarters that includes the fiscal quarter ended December 31, 1999, the asbestos-related charges for such quarter in the approximate amount of $106,000,000 (after tax), plus
         ----
                  (e) in the  case  of any  period  of four  consecutive  Fiscal
         Quarters that does not include the fiscal quarter ended December 31, 1999, any asbestos-related charges deducted in determining Net Income during such period in an amount not to exceed $35,000,000 (after tax) in the aggregate.

                  SECTION 2. Amendment to Section  2.09(b).  Section  2.09(b) is
                             ------------------------------
amended by inserting after the text "at a rate per annum equal to the Alternate Base Rate" the text:

         plus the Applicable Percentage per annum.

                  SECTION 3.  Deletion of Section 2.09(e).   Section 2.09(e)  is
                              ----------------------------
deleted in its entirety and replaced with the text:[DELETED]

                  SECTION 4.  Amendment to Section 6.04(a).  Section 6.04(a)  is
                              -----------------------------
amended by replacing the ratio "0.60:1" with the ratio "0.68:1".

                  SECTION 5.  Representations  and  Warranties.   The   Borrower
                              ---------------------------------
represents and warrants to the Administrative Agent, to the Issuing Bank and to each of the Lenders that:

                  (a) This Amendment has been duly authorized by all necessary corporate and stockholder action, if required, and has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement (other than representations and warranties set forth in Section 3.06) are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

                  SECTION 6. Conditions to  Effectiveness.  This Amendment shall
                             -----------------------------
become effective as of the date first above written when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

                  SECTION 7.  Applicable Law.   THIS AMENDMENT SHALL BE GOVERNED
                              ---------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 8.  Counterparts.  This  Amendment  may be executed in
                              -------------
counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.






                                   CROWN CORK & SEAL COMPANY, INC.,

                                   by   /s/  Timothy J. Donahue
                                        ------------------------
                                       Name:  Timothy J. Donahue
                                       Title: Senior Vice President - Finance

                                   THE CHASE MANHATTAN BANK, individually and as Administrative Agent,

                                   by  /s/ Gail Weiss
                                       -------------------------
                                       Name:   Gail Weiss
                                       Title:  Vice President


                                   SOCIETE   GENERALE,  individually   and    as
                                   Documentation Agent,

                                   by  /s/ Jerry Parisi
                                       -------------------------
                                       Name:  Jerry Parisi
                                       Title: Managing Director


                                   BANK OF AMERICA ILLINOIS, individually and as Syndication Agent,

                                   by  /s/ John W. Pocalyko
                                       -------------------------
                                      Name:  John W. Pocalyko
                                      Title: Managing Director

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000






To Approve the Amendment:




Name of Institution             ABN AMRO Bank N.V.
                                ------------------

      by  /s/ Dean P. Giglio                 /s/ John W. Deegan
          ---------------------              --------------------
          Name:  Dean P. Giglio              John W. Deegan
          Title: Vice President              Group Vice President

                                                        SIGNATURE PAGE TO
                                                   AMENDMENT, DATED AS OF
                                                       SEPTEMBER 26, 2000


To Approve the Amendment:




Name of Institution               Royal Bank of Canada
                                  --------------------

                             by  /s/ Tom J. Oberaigner
                                 -------------------------
                                 Name:  Tom J. Oberaigner
                                 Title: Senior Manager

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution          Credit Suisse First Boston
                             --------------------------

             by  /s/ Robert N. Finney            /s/ Jay Chall
                 -----------------------         ----------------
                 Name:  Robert N. Finney         Jay Chall
                 Title: Managing Director        Director

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution     Banca Commerciale Italiana - New York Branch
                        --------------------------------------------

                                by  /s/ J. Dickerhof
                                    -------------------------
                                    Name:  J. Dickerhof
                                    Title: Vice President

                                    /s/ Frank Maffei
                                    --------------------------
                                    Name:  Frank Maffei
                                    Title: Authorized Signature

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000

To Approve the Amendment:



Name of Institution               Citibank, N.A.
                                  --------------

                           by  /s/ Prakash M. Chonkar
                               -------------------------
                               Name:  Prakash M. Chonkar
                               Title: Managing Director

                                                         SIGNATURE PAGE TO
                                                    AMENDMENT, DATED AS OF
                                                        SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution                Mellon Bank, N.A.
                                   -----------------

                              by  /s/ Maria N. Sisto
                                  ----------------------
                                  Name:  Maria N. Sisto
                                  Title: Vice President

                                                         SIGNATURE PAGE TO
                                                    AMENDMENT, DATED AS OF
                                                        SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution               First Union National Bank
                                  -------------------------


                               by  /s/ Stasia H. Whiteman
                                   -------------------------
                                   Name:  Stasia H. Whiteman
                                   Title: Vice President

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution               Northern Trust Company
                                  ----------------------

                              by  /s/  Donald D. Dabisch
                                  -------------------------
                                  Name:  Donald D. Dabisch
                                  Title: Vice President

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution          The Industrial Bank of Japan, Limited
                             -------------------------------------

                                 by /s/ J. Kenneth Biegen
                                    -------------------------
                                    Name:  J. Kenneth Biegen
                                    Title: Senior Vice President

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000


To Approve the Amendment:


Name of Institution               Suntrust Bank
                                  -------------

                             by /s/ W. David Wisdom
                                -----------------------
                                Name:  W. David Wisdom
                                Title: Vice President

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution             Erste Bank New York Branch
                                  --------------------------

                              by  /s/ Rima Terradista
                                  -------------------------
                                  Name:  Rima Terradista
                                  Title: Vice President

                                  /s/ John S. Runnlon
                                  -------------------------
                                  Name:  John S. Runnlon
                                  Title: First Vice President

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000


To Approve the Amendment:


Name of Institution                Standard Chartered Bank
                                   -----------------------


                                 by /s/ Peter G. R. Dodds
                                    --------------------------
                                    Name:  Peter G. R. Dodds
                                    Title: Senior Credit Officer

                                   /s/ Lalita Vadhri
                                   -------------------------
                                   Name:  Lalita Vadhri
                                   Title: Vice President

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000


To Approve the Amendment:


Name of Institution       Dai-Ichi Kangyo Bank, LTD, New York Branch
                          ------------------------------------------

                              by /s/ Robert Gallagher
                                 -------------------------
                                 Name:  Robert Gallagher
                                 Title: Vice President
                                        Corporate Finance Dept.

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000



To Approve the Amendment:



Name of Institution          Morgan Guaranty Trust Co. of NY
                             -------------------------------

                             by  /s/ Robert Bottamedi
                                 -------------------------
                                 Name:  Robert Bottamedi
                                 Title: Vice President

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution               CIBC World Markets
                                  ------------------

                               by  /s/  Carol Kizzia
                                   -------------------------
                                   Name:  Carol Kizzia
                                   Title: Managing Director
                                          CIBC World Markets Corp., As Agent

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution               San Paolo IMI Bank SPA
                                  ----------------------

                                by  /s/ Carlo Persico
                                    ---------------------
                                    Name:  Carlo Persico
                                    Title: D.A.M.


                                   /s/ Robert Wurster
                                   ----------------------
                                   Name:  Robert Wurster
                                   Title: V. P.

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution          Credit Agricole Indosuez
                             ------------------------

              by  /s/ Rene Le Blanc            /s/ Michael G. Haggerty
                  ---------------------        -------------------------
                  Name:  Rene Le Blanc         Michael G. Haggerty
                  Title: V. P.,                Vice President
                         Sr. Rel. Mgr.

                                                         SIGNATURE PAGE TO
                                                    AMENDMENT, DATED AS OF
                                                        SEPTEMBER 26, 2000



To Approve the Amendment:



Name of Institution   Banca Nazionale Del Lavoro S.p.A., New York Branch
                      --------------------------------------------------

                              by  /s/ Frederic W. Hall
                                  -------------------------
                                  Name:  Frederic W. Hall
                                  Title: Vice President


                              by  /s/ Leonardo Valentini
                                  -------------------------
                                  Name:  Leonardo Valentini
                                  Title: First Vice President

                                                       SIGNATURE PAGE TO
                                                  AMENDMENT, DATED AS OF
                                                      SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution                The Bank of New York
                                   --------------------

                               by  /s/ Walter C. Parelli
                                   -------------------------
                                   Name:  Walter C. Parelli
                                   Title: Vice President

                                                         SIGNATURE PAGE TO
                                                    AMENDMENT, DATED AS OF
                                                        SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution       Paribas as Successor in Interest
                            to Banque Nationale de Paris
                          --------------------------------

           by  /s/ Richard Pace                 /s/Nanette Baudon
               -------------------------        --------------------
               Name:  Richard Pace              Nanette Baudon
               Title: Vice President,           Vice President
                      Corporate Banking Division

                                                         SIGNATURE PAGE TO
                                                    AMENDMENT, DATED AS OF
                                                        SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution               Fleet National Bank
                                  f/k/a BankBoston N. A.
                                  ------------------------

                            by  /s/ William F. Hamilton
                                -------------------------
                                Name:  William F. Hamilton
                                Title: Director

                                                         SIGNATURE PAGE TO
                                                    AMENDMENT, DATED AS OF
                                                        SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution               Deutsche Bank
                                  -------------

                           by  /s/ Stephan Peetzer
                               ---------------------
                               Name:  Stephan Peetzer
                               Title: Director


                           by  /s/ Robert W. Casey, Jr.
                               -------------------------
                               Name:  Robert W. Casey, Jr.
                               Title: Managing Director

                                                         SIGNATURE PAGE TO
                                                    AMENDMENT, DATED AS OF
                                                        SEPTEMBER 26, 2000


To Approve the Amendment:



Name of Institution               The Sumitomo Bank, Limited
                                  --------------------------

                              by  /s/ C. Michael Garrido
                                  -------------------------
                                  Name:  C. Michael Garrido
                                  Title: Senior Vice President